UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001668738 DBJPM 2016-C1 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294 German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271 JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705	38-3984705 38-3984706 38-7145079
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 19, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of the DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in DBJPM 2016-C1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 45 commercial and multifamily properties.

The Mortgage Loan identified as “Hagerstown Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Hagerstown Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Hagerstown Premium Outlets Loan Combination”) that includes the Hagerstown Premium Outlets Mortgage Loan and four other pari passu loans which are not assets of the Issuing Entity (each, a “Hagerstown Premium Outlets Companion Loan”). The Hagerstown Premium Outlets Loan Combination, including the Hagerstown Premium Outlets Mortgage Loan, is being serviced and administered under (i) the pooling and servicing agreement, dated as of July 1, 2016 (the “JPMCC 2016-JP2 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, relating to the JPMCC 2016-JP2 Mortgage Trust securitization transaction into which two of the Hagerstown Premium Outlets Companion Loans were deposited and (ii) the Amended and Restated Co-Lender Agreement, dated as of July 29, 2016 (the “Hagerstown Premium Outlets Co-Lender Agreement”), among Wilmington Trust, National Association, as trustee for the benefit of the holders of DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as the Note A-1 Holder, German American Capital Corporation, as the Note A-2 Holder, German American Capital Corporation, as the Note A-3-A Holder, German American Capital Corporation, as the Note A-3-B Holder and German American Capital Corporation, as the Note A-4 Holder. The JPMCC 2016-JP2 Pooling and Servicing Agreement and the Hagerstown Premium Outlets Co-Lender Agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The terms and conditions of the JPMCC 2016-JP2 Pooling and Servicing Agreement applicable to the servicing of the Hagerstown Premium Outlets Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on April 19, 2016.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 99.1	Pooling and Servicing Agreement, dated as of July 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 99.2	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, by and between Wilmington Trust, National Association, as trustee for the benefit of the holders of DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as the Note A-1 Holder, German American Capital Corporation, as the Note A-2 Holder, German American Capital Corporation, as the Note A-3-A Holder, German American Capital Corporation, as the Note A-3-B Holder and German American Capital Corporation, as the Note A-4 Holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: August 4, 2016
By: /s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

By: /s/ Matt Smith
Name: Matt Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1

Pooling and Servicing Agreement, dated as of July 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

(E)
99.2

Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, by and between Wilmington Trust, National Association, as trustee for the benefit of the holders of DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as the Note A-1 Holder, German American Capital Corporation, as the Note A-2 Holder, German American Capital Corporation, as the Note A-3-A Holder, German American Capital Corporation, as the Note A-3-B Holder and German American Capital Corporation, as the Note A-4 Holder.

(E)